SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 16, 2006

FMC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street, Philadelphia, PA 19103

(Address of principal executive offices) (Zip Code)

(215) 299-6000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01. Regulation FD Disclosure

On June 16, 2006, the Board of Directors of FMC Corporation declared a regular quarterly dividend of $0.18 per share payable on July 20, 2006, to the shareholders of record at the close of business on June 30, 2006.

A copy of the press release announcing this event is included as Exhibit 99.1 to this Form 8-K.

This report is not deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated June 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION

By:	/s/ Thomas C. Deas, Jr.
Thomas C. Deas, Jr. Vice President and Treasurer

Date: June 16, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated June 16, 2006.